MUNIYIELD
INSURED
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Insured Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Insured Fund, Inc. earned $0.976 per share income dividends, which included earned and unpaid dividends of $0.078. This represents a net annualized yield of 6.29%, based on a month-end per share net asset value of $15.52. Over the same period, the total investment return on the Fund's Common Stock was +7.76%, based on a change in per share net asset value from $15.46 to $15.52, and assuming reinvestment of $0.976 per share income dividends and $0.022 per share capital gains distributions.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.66%, based on a change in per share net asset value from $15.03 to $15.52, and assuming reinvestment of $0.451 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.75%; Series B, 3.75%; Series C, 3.75%; Series D, 3.99%; and Series E, 3.44%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996 falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of US Treasury bond market.

Portfolio Strategy
Our portfolio strategy changed markedly over the course of the fiscal year ended October 31, 1996. As we entered the last half of the fiscal year, indications of stronger economic growth were released, particularly strong employment reports. Investor fears of inflationary pressures mounted, and municipal bond yields rose in response. We adopted a more defensive portfolio strategy by adding high-coupon issues and selling lower-coupon, performance-oriented bonds. We also raised the cash reserve level of the Fund in order to seek to protect principal.

We continued this strategy until the last two months of the fiscal year when we became constructive toward the market, because current economic data indicated moderate growth and few inflationary pressures. Therefore, we reduced our cash reserves level and extended the average maturity of the Fund. This investment strategy benefited the Fund's total return for the fiscal year ended October 31, 1996 as well as provided an attractive yield for shareholders during the 12 months ended October 31, 1996.

Looking ahead, we expect the municipal market to continue to experience volatility within a narrow trading range with interest rates trending lower. Therefore, our investment strategy will still emphasize the purchase of current-coupon securities during periods of market weakness.

In Conclusion
We thank you for your support of MuniYield Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William R. Bock)
William R. Bock
Vice President and Portfolio Manager




December 6, 1996




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Alabama--0.7%    AA       Aa        $ 3,500  Birmingham, Alabama, Special Care Facilities, Financing
                                             Authority, Revenue Refunding Bonds (Daughter's of Charity--
                                             Saint Vincent's), 5% due 11/01/2025                              $    3,109
                 AAA      Aaa         3,500  Huntsville, Alabama, Health Care Authority, Health Care
                                             Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)          3,795

Alaska--1.9%     AAA      Aaa        19,000  Alaska State Housing Finance Corporation, Refunding,
                                             Series A, 5.875% due 12/01/2024 (d)(f)(i)                            19,037

Arizona--0.6%    NR*      VMIG1++       200  Arizona Educational Loan Marketing Corporation, Educational
                                             Loan Revenue Bonds, VRDN, AMT, Series A, 3.65%
                                             due 12/01/2020 (a)                                                      200
                 A1+      P1            100  Coconino County, Arizona, Pollution Control Corporation
                                             Revenue Bonds (Arizona Public Service--Navajo Project),
                                             VRDN, AMT, Series A, 3.65% due 10/01/2029 (a)                           100
                 NR*      NR*         3,500  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                             Project), AMT, 6.70% due 3/01/2020                                    3,737
                 A1+      NR*         1,400  Pima County, Arizona, IDA, Revenue Refunding Bonds
                                             (Guaranteed Mortgage Obligation), VRDN, AMT, Series A, 3.85%
                                             due 6/30/2021 (a)                                                     1,400
                 A1+      P1            200  Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining
                                             Corporation), VRDN, 3.60% due 12/01/2009 (a)                            200

California--                                 California HFA, Revenue Bonds, AMT:
20.1%            AA-      Aa          3,850    RIB, 8.856% due 8/01/2023 (k)                                       4,072
                 AAA      Aaa         1,595    Series E, 7% due 8/01/2026 (d)                                      1,673
                                             California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas and Electric), VRDN (a):
                 A1       NR*           200    AMT, Series G, 3.60% due 2/01/2016                                    200
                 A1+      NR*           600    Series C, 3.55% due 11/01/2026                                        600
                                             California State, GO:
                 AAA      Aaa        10,000    5.25% due 6/01/2021 (b)                                             9,484
                 AAA      Aaa         3,475    5.375% due 6/01/2026 (c)                                            3,338
                                             California State Public Works Board, Lease Revenue Bonds:
                 A        A           8,500    (Department of Corrections--Monterey County
                                               Soledad II), Series A, 7% due 11/01/2004 (g)                        9,946
                 AAA      Aaa         6,500    Refunding (Department of Corrections--Monterey County
                                               Soledad II), Series B, 5.625% due 11/01/2019 (d)                    6,430
                 AAA      Aaa         3,000    (Various California State University Projects), Series A,
                                               6.40% due 12/01/2016 (b)                                            3,213
                 A        A           2,750    (Various University of California Projects), Series A,
                                               6.375% due 10/01/2019                                               2,883
                 A        A1          4,000    (Various University of California Projects), Series B,
                                               6.625% due 12/01/2019                                               4,316

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
California       AAA      Aaa       $ 7,000  California State, Various Purpose, 5.90% due 3/01/2025 (b)       $    7,069
(concluded)      AAA      Aaa         5,000  Contra Costa, California, Water District, Water Revenue
                                             Bonds, Series D, 6.375% due 10/01/2022 (b)                            5,330
                                             Los Angeles, California, Harbor Department Revenue Bonds,
                                             AMT, Series B (b):
                 AAA      Aaa         3,000    6.625% due 8/01/2019                                                3,234
                 AAA      Aaa         8,725    6.625% due 8/01/2025                                                9,406
                 AAA      Aaa         8,980  Los Angeles, California, M/F Revenue Refunding Bonds
                                             (Housing), Senior Series G, 5.75% due 1/01/2024 (e)                   8,882
                 AAA      Aaa         9,000  Los Angeles, California, Wastewater System Revenue
                                             Refunding Bonds, Series A, 5.80% due 6/01/2021 (d)                    9,018
                                             Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds:
                 AAA      Aaa         8,000    (Proposition A--First Tier), Senior Series A, 6% due
                                               7/01/2026 (d)                                                       8,229
                 AAA      Aaa        10,000    (Proposition C) Second Senior Series B, 5.25% due 7/01/2023 (b)     9,321
                 AAA      Aaa         3,420    Refunding (Proposition A--Second Tier), 6% due 7/01/2026 (d)        3,518
                 AAA      Aaa         6,315  Los Angeles County, California, Public Works Financing
                                             Authority, Lease Revenue Refunding Bonds, Series B, 5.25%
                                             due 9/01/2014 (d)                                                     6,054
                 AAA      Aaa         5,000  Los Angeles County, California, Transportation Commission,
                                             Sales Tax Revenue Refunding Bonds, AMT, Series B, 6.50%
                                             due 7/01/2015 (c)                                                     5,396
                 AAA      Aaa         8,210  M-S-R Public Power Agency, California, Revenue Bonds
                                             (San Juan Project), Series E, 6.75% due 7/01/2011 (d)                 9,010
                 AAA      Aaa         2,190  Northern California Transmission Revenue Bonds
                                             (California--Oregon Transmission Project), Series A,
                                             6.50% due 5/01/2016 (d)                                               2,370
                 AAA      Aaa         3,000  Orange County, California, Financing Authority, Tax
                                             Allocation Revenue Refunding Bonds, Series A, 6.25% due
                                             9/01/2014 (d)                                                         3,158
                 AAA      Aaa         7,000  San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (c)                      6,810
                                             San Francisco, California, City and County Airports Commission,
                                             Revenue Bonds (International Airport), Second Series:
                 AAA      Aaa         6,000    AMT, Issue 6, 6.60% due 5/01/2024 (b)                               6,485
                 AAA      Aaa        13,500    Issue 9B, 5.25% due 5/01/2020 (c)                                  12,786
                 AAA      Aaa        10,000  San Francisco, California, City and County Sewer
                                             Revenue Bonds, Series A, 5.95% due 10/01/2025 (c)                    10,123
                 AAA      Aaa         7,000  San Joaquin, California, Area Flood Control Agency (Improvement
                                             Bond Act of 1915), 6% due 9/02/2014 (e)                               7,215
                 AAA      Aaa         5,000  San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project),
                                             5% due 8/01/2020 (d)                                                  4,547
                 AAA      Aaa         5,375  San Mateo County, California, Joint Powers Financing Authority,
                                             Lease Revenue Bonds (San Mateo County Health Care Center),
                                             Series A, 5.75% due 7/15/2022 (e)                                     5,360
                 AAA      Aaa         3,000  Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                             Series A, 5.25% due 9/01/2016 (c)                                     2,913
                 AAA      Aaa         7,000  Tracy, California, Area Public Facilities Financing Agency,
                                             Special Tax Refunding (Community Facilities District No. 87-1-H),
                                             5.875% due 10/01/2013 (d)                                             7,117
                 AAA      Aaa         5,000  University of California Revenue Bonds (Multiple Purpose
                                             Projects), Series D, 6.375% due 9/01/2024 (d)                         5,340


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Colorado--1.8%   AA       Aa        $ 9,000  Colorado Springs, Colorado, Utilities Revenue Bonds,
                                             Series A, 6.10% due 11/15/2024                                   $    9,264
                 AAA      Aaa         6,200  Denver, Colorado, City and County Airport Revenue Refunding
                                             Bonds, Series D, 5.50% due 11/15/2025 (d)                             5,999
                 AAA      Aaa         2,500  Douglas County, Colorado, School District No. Re-1 (Douglas
                                             and Elbert Counties Improvement Project), Series A,
                                             6.50% due 12/15/2016 (d)                                              2,724

Connecticut--    AA-      A1          5,000  Connecticut State Health and Educational Facilities Authority
0.9%                                         Revenue Bonds (Nursing Home Program--AHF/Hartford),
                                             7.125% due 11/01/2024                                                 5,658
                 AAA      Aaa         3,500  Connecticut State, HFA (Housing Mortgage Finance Program),
                                             Series B, 6.75% due 11/15/2023 (d)                                    3,672

Delaware--1.3%   AAA      Aaa         8,490  Delaware State, EDA, PCR, Refunding (Delmarva Power Project),
                                             Series B, 7.15% due 7/01/2018 (c)                                     9,530
                 AAA      Aaa         3,525  Delaware Transportation Authority, Transportation System
                                             Revenue Bonds, 7% due 7/01/2013 (c)                                   4,029

District of      A1       VMIG1++     3,200  District of Columbia Revenue Bonds (American Association
Columbia--3.1%                               for the Advancement of Science--Issue Project), VRDN,
                                             3.60% due 10/01/2022 (a)                                              3,200
                 AAA      Aaa         7,000  District of Columbia Revenue Bonds (American University),
                                             5.625% due 10/01/2026 (b)                                             6,827
                 AAA      Aaa        20,100  Metropolitan Washington, DC, Virginia Airports Authority,
                                             General Airport Revenue Bonds, AMT, Series A,
                                             6.625% due 10/01/2019 (d)                                            21,551

Florida--3.7%    AAA      Aaa         4,000  Broward County, Florida Professional Sports Facilities,
                                             Tax Revenue Bonds (Civic Arena Project), Series A,
                                             5.625% due 9/01/2028 (d)                                              3,959
                 A1+      VMIG1++     2,250  Dade County, Florida, IDA, IDR (Dolphins Stadium Project),
                                             VRDN, Series D, 3.55% due 1/01/2016 (a)                               2,250
                 A1+      VMIG1++     1,200  Dade County, Florida, Water and Sewer System Revenue Bonds,
                                             VRDN, 3.50% due 10/05/2022 (a)(c)                                     1,200
                 AAA      Aaa         8,750  Florida State Board of Education, Capital Outlay
                                             (Public Education), Series F, 5.50% due 6/01/2026 (c)                 8,574
                 AAA      Aaa         9,940  Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                             Series B, 6.50% due 10/01/2019 (b)                                   10,811
                 A1       VMIG1++    10,600  Pinellas County, Florida, Health Facilities Authority, Revenue
                                             Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                             3.65% due 12/01/2015 (a)                                             10,600

Georgia--2.7%    AAA      Aaa        10,000  Georgia Municipal Electric Authority, Power Revenue Bonds,
                                             Series EE, 6.40% due 1/01/2023 (b)                                   10,707
                                             Metropolitan Atlanta Rapid Transportation Authority, Georgia,
                                             Sales Tax Revenue Bonds:
                 AAA      Aaa         6,500    Second Indenture, Series A, 6.90% due 7/01/2020 (d)                 7,318
                 AAA      Aaa         8,955    Series O, 6.55% due 7/01/2020 (c)                                   9,672

Hawaii--1.8%     AAA      Aaa        17,145  Hawaii State Airports Systems Revenue Bonds, AMT, Second
                                             Series, 6.75% due 7/01/2021 (d)                                      18,480


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Illinois--9.1%   AAA      Aaa       $ 9,160  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                             Series A, 6.25% due 1/01/2024 (d)                                $    9,475
                 AAA      Aaa        12,000  Chicago, Illinois, Public Building Commission, Building
                                             Revenue Bonds, Series A, 6.50% due 1/01/2018 (d)(h)                  12,646
                                             Cook County, Illinois, GO, UT:
                 AAA      Aaa        24,500    Refunding (Capital Improvement), 5.875% due 11/15/2022 (c)         24,510
                 AAA      Aaa        15,000    Series A, 6.60% due 11/15/2022 (d)                                 16,411
                                             Illinois Health Facilities Authority Revenue Bonds:
                 AAA      Aaa         6,000    Refunding (Carle Foundation), Series A,
                                               6.75% due 1/01/2010 (c)                                             6,448
                 AAA      Aaa         8,545    (Rockford Memorial Hospital), Series B, 6.75% due 8/15/2018 (b)     9,267
                                             Metropolitan Pier and Exposition Authority, Illinois,
                                             Dedicated State Tax Revenue Refunding Bonds (McCormick Place
                                             Expansion Project), Series A:
                 AAA      Aaa         5,500    6.08% due 12/15/2019 (d)(j)                                         1,405
                 AAA      Aaa        19,305    6.18% due 6/15/2022 (d)(j)                                          4,250
                 AAA      Aaa         3,000    5.25% due 6/15/2027 (b)                                             2,785
                 AAA      Aaa         6,000  Northern Illinois, University Revenue Bonds (Auxiliary
                                             Facilities Systems), 5.75% due 4/01/2022 (c)                          5,960

Indiana--0.7%    AAA      Aaa         5,000  Indianapolis, Indiana, Gas Utility Revenue Bonds, Series A,
                                             6.20% due 6/01/2023 (c)                                               5,171
                 AAA      Aaa         2,000  Monroe County, Indiana, Hospital Authority Revenue Bonds
                                             (Bloomington Hospital Project), 6.70% due 5/01/2012 (d)               2,154

Kansas--2.3%     AAA      Aaa        20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (d)                               22,318
                 AAA      Aaa         1,300  Kansas City, Kansas, Utility System Revenue Refunding
                                             and Improvement Bonds, 6.375% due 9/01/2023 (c)                       1,389

Louisiana--1.3%  AAA      Aaa        13,000  Louisiana State, Refunding, Series A, 6% due 8/01/2001 (c)           13,802

Maryland--0.2%   NR*      Aa          1,985  Maryland State Community Development Administration,
                                             Department of Housing and Community Development, S/F
                                             Program, AMT, Second Series, 6.55% due 4/01/2026                      2,047

Massachusetts--1.9%                          Massachusetts State Health and Higher Educational Facilities
                                             Authority Revenue Bonds (c):
                 AAA      Aaa         6,400    (Bay State Medical Center), Series D, 5.50% due 7/01/2016           6,205
                 AAA      Aaa         7,130    (New England Medical Center Hospitals), Series F,
                                               6.625% due 7/01/2025                                                7,725
                 AAA      Aaa         5,000  Massachusetts State Industrial Finance Agency Revenue Bonds
                                             (Brandeis University), Series C, 6.80% due 10/01/2019 (d)             5,389

Michigan--3.4%   AAA      Aaa        21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company Pollution Project),
                                             6.875% due 12/01/2021 (c)                                            24,043
                                             Monroe County, Michigan, PCR (Detroit Edison Co. Project),
                                             AMT (d):
                 AAA      Aaa         5,000    Series CC, 6.55% due 6/01/2024                                      5,355
                 AAA      Aaa         5,000    Series I-B, 6.55% due 9/01/2024                                     5,379

Minnesota--0.7%                              Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                 AA+      Aa          3,800    Series H, 6.50% due 1/01/2026                                       3,879
                 AA+      Aa          2,965    Series L, 6.70% due 7/01/2020                                       3,067


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Missouri--0.7%   AAA      Aaa       $ 4,000  Kansas City, Missouri, Airport General Revenue Improvement
                                             Bonds, Series B, 6.875% due 9/01/2014 (e)                        $    4,489
                 AAA      Aaa         2,775  Missouri State Health and Educational Facilities Authority,
                                             Health Facilities Revenue Refunding Bonds (SSM Health Care),
                                             Series AA, 6.25% due 6/01/2016 (d)                                    2,890

Nevada--7.3%     AAA      Aaa         6,250  Clark County, Nevada, GO, Public Safety, 5.25% due
                                             6/01/2017 (c)                                                         5,992
                 AAA      Aaa        15,000  Clark County, Nevada, GO, School District, 6% due
                                             6/15/2014 (c)                                                        15,450
                 AAA      Aaa         4,570  Clark County, Nevada, Refunding (Las Vegas Convention and
                                             Visitors Authority), 5.50% due 7/01/2021 (d)                          4,449
                 AAA      Aaa         9,250  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Power
                                             Company Project), 6.55% due 10/01/2013 (b)                           10,033
                 AAA      Aaa        18,755  Nevada State, GO, Nos. 49 and 50, 5.50% due 11/01/2025 (c)           18,226
                 AAA      Aaa         2,400  Reno, Nevada, Hospital Revenue Bonds (Saint Mary's
                                             Regional Medical Center), Series A, 6.70% due 7/01/2021 (d)           2,592
                 AAA      Aaa        15,000  Washoe County, Nevada, Gas Facilities Revenue Bonds
                                             (Sierra Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)            16,086
                 A1+      P1          1,400  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Co. Project), VRDN, AMT, 3.65% due 12/01/2020 (a)       1,400

New Hampshire--  AAA      Aaa         7,660  New Hampshire Higher Educational and Health Facilities
0.8%                                         Authority Revenue Bonds (Elliot Hospital of Manchester),
                                             6.25% due 10/01/2021 (b)                                              7,867

New Jersey--     AAA      Aaa         4,695  New Jersey State Housing and Mortgage Finance Agency Revenue
0.5%                                         Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (d)          4,815

New Mexico--     A1+      P1            800  Farmington, New Mexico, PCR (Arizona Public Service Co.),
1.3%                                         VRDN, AMT, Series C, 3.65% due 9/01/2024 (a)                            800
                 AAA      Aaa        10,000  Farmington, New Mexico, PCR, Refunding (Southern California
                                             Edison Company), Series A, 5.875% due 6/01/2023 (d)                  10,050
                 NR*      A           2,635  New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Bonds, AMT, First Sub-Series A-2, 6.65% due 11/01/2025        2,670

New York--6.7%   AAA      Aaa         3,500  Metropolitan Transportation Authority, New York, Commuter
                                             Facilites Revenue Bonds, Series A, 6% due 7/01/2021 (c)               3,600
                 AAA      Aaa         4,000  Metropolitan Transportation Authority, New York, Dedicated Tax
                                             Fund, Series A, 5.25% due 4/01/2026 (d)                               3,783
                 BBB      Baa1       10,980  Metropolitan Transportation Authority, New York, Service
                                             Contract Refunding Bonds (Transit Facilities), Series 5,
                                             7% due 7/01/2012                                                     11,847
                 AAA      Aaa         3,700  Metropolitan Transportation Authority, New York, Transportation
                                             Facilites Revenue Bonds (Transit Facilities), Series A, 6.10%
                                             due 7/01/2026 (e)                                                     3,837
                                             New York City, New York, GO, UT:
                 BBB+     Baa1        2,210    Series C, Sub-Series C-1, 7.50% due 8/01/2019                       2,459
                 BBB+     Baa1          370    Series D, 7.50% due 2/01/2002 (g)                                     422
                 BBB+     Baa1          630    Series D, 7.50% due 2/01/2016                                         692
                 BBB+     Baa1       12,000    Series D, 7.50% due 2/01/2019                                      13,262
                 AAA      Aaa         4,000  New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Refunding Bonds, Series A,
                                             5.375% due 6/15/2026 (e)                                              3,831
                 BBB+     Baa1        7,595  New York State Dormitory Authority, Revenue Refunding
                                             Bonds (State University Educational Facilities), Series B,
                                             7% due 5/15/2016                                                      8,128

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
New York         AAA      Aaa       $ 6,250  New York State Energy Research and Development Authority,
(concluded)                                  Solid Waste Disposal Revenue Bonds (New York State Electric
                                             and Gas Co. Project), AMT, Series A, 5.70% due 12/01/2028 (d)    $    6,053
                 AA-      Aa          9,000  New York State Power Authority, Revenue and General Purpose
                                             Refunding Bonds, Series CC, 5% due 1/01/2014                          8,371
                 BBB      Baa1        2,000  New York State Urban Development Corporation, Revenue
                                             Refunding Bonds (Correctional Facilities), Series A,
                                             5.25% due 1/01/2021                                                   1,789

North Dakota--   AAA      Aaa         2,500  Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.2%                                         (United Hospital Obligated Group), 6.25% due 12/01/2024 (d)           2,628

Ohio--1.3%       AAA      Aaa        10,000  Cuyahoga County, Ohio, Hospital Revenue and Improvement
                                             Refunding Bonds (University Hospital Health Systems),
                                             Series A, 6.875% due 1/15/1999 (g)(l)                                10,749
                 AAA      Aaa         2,500  Ohio State Higher Educational Facilities Commission,
                                             Mortgage Revenue Bonds (University of Dayton Project),
                                             6.60% due 12/01/2017 (c)                                              2,743

Oklahoma--0.2%   AAA      Aaa         2,500  Central Oklahoma, Transportation and Parking Authority, Revenue
                                             Refunding Bonds (Parking Systems), 5.25% due 7/01/2016 (e)            2,399

Oregon--0.5%     AAA      Aaa         5,000  Port of Portland International Airport Revenue Bonds
                                             (Portland International Airport), Series 11, AMT,
                                             5.625% due 7/01/2026 (c)                                              4,867
                 A1+      VMIG1++       200  Port Saint Helen's, Oregon, PCR (Portland General Electric
                                             Company Project), VRDN, Series B, 3.60% due 6/01/2010 (a)               200

Pennsylvania--   A1+      P1            400  Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne
1.8%                                         Light Company, Manfield), VRDN, Series B, 3.50% due
                                             8/01/2009 (a)                                                           400
                 A1       NR*           300  Emmaus, Pennsylvania, General Authority Revenue Bonds,
                                             VRDN, Sub-Series B-12, 3.65% due 3/01/2024 (a)                          300
                 AAA      Aaa        16,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                             (Philadelphia Electric Company), Series B, 6.70%
                                             due 12/01/2021 (d)                                                   17,486

South Carolina--2.7%                         South Carolina State Public Service Authority Revenue Bonds:
                 AAA      Aaa         4,850    Refunding, Series B, 5.875% due 1/01/2023 (c)                       4,891
                 AAA      Aaa         9,900    (Santee Cooper), Series D, 6.50% due 7/01/2014 (b)                 10,728
                 AAA      Aaa         7,000  Spartanburg County, South Carolina, Hospital Facilities Revenue
                                             Refunding Bonds (Spartanburg General Hospital System),
                                             Series A, 6.625% due 4/15/2022 (e)                                    7,571
                 NR*      NR*         4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                             11/01/2024                                                            4,569

Tennessee--1.4%  AAA      Aaa         3,820  Johnson City, Tennessee, Health and Educational Facilities
                                             Board, Hospital Revenue Refunding and Improvement Bonds
                                             (Johnson City Medical Center), 6.75% due 7/01/2016 (d)                4,151
                 AAA      Aaa         2,555  Metropolitan Government, Nashville and Davidson County,
                                             Tennessee Sports Authority Revenue Bonds (Public
                                             Improvement--Stadium Project), 5.875% due 7/01/2021 (b)               2,586
                 AAA      Aaa         3,000  Metropolitan Government Nashville and Davidson County,
                                             Tennessee, Water and Sewer Revenue Bonds, RIB, 8.317%
                                             due 1/01/2022 (b)(k)                                                  3,094
                 A+       A1          3,900  Tennessee HDA, Mortgage Finance, AMT, Series A,
                                             6.90% due 7/01/2025                                                   4,084


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Texas--4.4%      AAA      Aaa       $ 3,200  Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (d)                 $    3,428
                                             Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                             Company Project), AMT (b):
                 A1       VMIG1++       600    Refunding, Series C, VRDN, 3.65% due 6/01/2030 (a)                    600
                 AAA      Aaa         3,800    Series A, 6.75% due 4/01/2022                                       4,082
                 NR*      VMIG1++       500  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (Citgo Petroleum Corp. Project), VRDN, AMT, 3.75%
                                             due 5/01/2025 (a)                                                       500
                 A1+      VMIG1++     4,100  Gulf Coast, Texas, Waste Disposal Authority, Solid Waste
                                             Disposal Revenue Refunding Bonds (Amoco Oil Co.Project), VRDN,
                                             AMT, 3.65% due 8/01/2023 (a)                                          4,100
                 A1+      VMIG1++       100  Harris County, Texas, Health Facilities Development Corporation,
                                             Special Facilities Revenue Bonds (Texas Medical Center Project),
                                             VRDN, 3.65% due 2/15/2022 (a)(d)                                        100
                 AAA      Aaa         6,885  Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
                                             AMT, Series A, 6.75% due 7/01/2021 (c)                                7,409
                 AAA      Aaa        11,795  Matagorda County, Texas, Navigation District No. 1,
                                             Revenue Refunding Bonds (Houston Light and Power Co.),
                                             Series A, 6.70% due 3/01/2027 (b)                                    12,904
                 NR*      VMIG1++     1,200  Port of Port Arthur, Texas, Navigational District, PCR,
                                             Refunding (Texaco Inc. Project), VRDN, 3.65% due 10/01/2024 (a)       1,200
                 AAA      Aaa         6,720  Texas State Turnpike Authority, Dallas North Thruway Revenue
                                             Bonds (President George Bush Turnpike), 5.25% due 1/01/2023 (c)       6,381
                 A1+      Aa3         3,800  West Side Calhoun County, Texas, Navigation District, Sewer
                                             and Solid Waste Disposal Revenue Bonds (BP Chemicals Inc.
                                             Project), VRDN, AMT, 3.65% due 4/01/2031 (a)                          3,800

Utah--0.7%       A+       Aa          3,500  Intermountain Power Agency, Utah, Power Supply Revenue
                                             Refunding Bonds,  Series A, 6.15% due 7/01/2014                       3,617
                 AAA      Aaa         4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (c)                                             4,065

Virginia--1.5%   AAA      Aaa         5,540  Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                 6,202
                                             Virginia State, HDA, Commonwealth Mortgage, AMT:
                 AAA      Aaa         6,500    Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)                   6,671
                 AA+      Aa1         3,000    Series B, Sub-Series B-1, 6.375% due 7/01/2026                      3,048

Washington--5.9% AAA      Aaa         1,200  Douglas County, Washington, Public Utility District No. 001
                                             Revenue Bonds (Electric Distribution System), 6% due 1/01/2015 (d)    1,223
                 AAA      Aaa         9,495  Port Seattle, Washington, Revenue Bonds (Sub-Lien), Series C,
                                             6.625% due 8/01/2017 (d)                                             10,370
                                             Seattle, Washington, Metropolitan Seattle Municipality Sewer
                                             Revenue Bonds:
                 AAA      Aaa        10,560    Series U, 6.60% due 1/01/2032 (c)                                  11,376
                 AAA      Aaa         1,750    Series W, 6.25% due 1/01/2022 (d)                                   1,818
                 AAA      Aaa         5,000  Snohomish County, Washington, Public Utility District No. 001,
                                             Electric Revenue Bonds (Generation System), AMT, Series B,
                                             5.80% due 1/01/2024 (d)                                               4,919


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                  S&P     Moody's     Face                                                                       Value
State            Ratings  Ratings    Amount                   Issue                                            (Note 1a)
Washington       AAA      Aaa       $ 3,500  Tacoma, Washington, Refuse Utility Revenue Bonds,
(concluded)                                  7% due 12/01/2019 (b)                                            $    4,020
                 AAA      Aaa         2,000  University of Washington Alumni Association, Lease Revenue
                                             Bonds (University of Washington Medical Center--Roosevelt II),
                                             6.25% due 8/15/2012 (e)                                               2,118
                 A+       A1          8,300  Washington State Health Care Facilities Authority Revenue
                                             Bonds (Children's Hospital and Medical Center), 6% due 10/01/2022     8,045
                                             Washington State Public Power Supply Systems, Revenue
                                             Refunding Bonds (Nuclear Project No. 1), Series A (d):
                 AAA      Aaa         4,930    5.75% due 7/01/2012                                                 4,946
                 AAA      Aaa        11,175    6.25% due 7/01/2017                                                11,622

West Virginia--  AAA      Aaa         4,425  Harrison County, West Virginia, County Commonwealth
0.8%                                         Solid Waste Disposal Revenue Bonds (Monongahela Power),
                                             AMT, Series C, 6.75% due 8/01/2024 (b)                                4,869
                 AAA      Aaa         2,800  West Virginia School Building Authority, Revenue and Capital
                                             Improvement Bonds, Series B, 6.75% due 7/01/2017 (d)                  3,040

Wisconsin--2.7%  AA       Aa          2,000  Wisconsin, Housing and EDA, Home Ownership Revenue Bonds,
                                             AMT, Series B, 6.75% due 9/01/2025                                    2,068
                                             Wisconsin Public Power Inc., Power Supply System
                                             Revenue Bonds, Series A:
                 AAA      Aaa         3,500    6% due 7/01/2015 (d)                                                3,624
                 AAA      Aaa         9,950    5.75% due 7/01/2023 (d)                                             9,936
                 AAA      Aaa         6,190    Refunding, 5.25% due 7/01/2021 (b)                                  5,823
                                             Wisconsin State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (Wheaton--Franciscan Services) (d):
                 AAA      Aaa         3,955    6.50% due 8/15/2011                                                 4,158
                 AAA      Aaa         2,000    6% due 8/15/2015                                                    2,029

Total Investments (Cost--$957,706)--99.6%                                                                      1,016,969

Other Assets Less Liabilities--0.4%                                                                                4,504
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,021,473
                                                                                                              ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
(g)Prerefunded.
(h)Escrowed to maturity.
(i)GNMA Collateralized.
(j)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(l)BIG Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$957,706,325) (Note 1a)                       $1,016,969,313
                    Cash                                                                                          98,577
                    Interest receivable                                                                       18,399,691
                    Deferred organization expenses (Note 1e)                                                       2,542
                    Prepaid expenses and other assets                                                            317,862
                                                                                                          --------------
                    Total assets                                                                           1,035,787,985
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                               $   12,692,964
                      Dividends to shareholders (Note 1f)                                     1,075,987
                      Investment adviser (Note 2)                                               431,245       14,200,196
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       115,267
                                                                                                          --------------
                    Total liabilities                                                                         14,315,463
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,021,472,522
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (12,800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                 $  320,000,000
                      Common Stock, par value $.10 per share (45,187,339 shares
                      issued and outstanding)                                            $    4,518,734
                    Paid-in capital in excess of par                                        630,233,103
                    Undistributed investment income--net                                      8,382,551
                    Accumulated realized capital losses on investments--net                     (11,297)
                    Accumulated distributions in excess of realized capital gains--net
                    (Note 1f)                                                                  (913,557)
                    Unrealized appreciation on investments--net                              59,262,988
                                                                                         --------------
                    Total--Equivalent to $15.52 net asset value per share of Common
                    Stock (market price--$14.00)                                                             701,472,522
                                                                                                          --------------
                    Total capital                                                                         $1,021,472,522
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                              $   59,725,062
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $    5,078,705
                    Commission fees (Note 4)                                                    812,282
                    Transfer agent fees                                                         123,767
                    Accounting services (Note 2)                                                105,528
                    Professional fees                                                            96,168
                    Directors' fees and expenses                                                 79,436
                    Custodian fees                                                               56,113
                    Printing and shareholder reports                                             55,029
                    Listing fees                                                                 46,044
                    Pricing fees                                                                 22,542
                    Amortization of organization expenses (Note 1e)                               6,330
                    Other                                                                        58,843
                                                                                         --------------
                    Total expenses                                                                             6,540,787
                                                                                                          --------------
                    Investment income--net                                                                    53,184,275
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          7,245,480
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (391,582)
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $   60,038,173
(Notes 1b, 1d & 3):                                                                                       ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                               $   53,184,275   $   54,442,202
                    Realized gain (loss) on investments--net                                  7,245,480       (1,207,134)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (391,582)      76,204,182
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     60,038,173      129,439,250
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (41,238,191)     (41,768,871)
Shareholders          Preferred Stock                                                       (10,788,626)     (12,703,005)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (3,872,510)        (158,132)
                      Preferred Stock                                                        (1,178,380)         (26,101)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (1,631,693)
                      Preferred Stock                                                                --         (269,320)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (57,077,707)     (56,557,122)
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                              2,960,466       72,882,128
                    Beginning of year                                                     1,018,512,056      945,629,928
                                                                                         --------------   --------------
                    End of year*                                                         $1,021,472,522   $1,018,512,056
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1g)                       $    8,382,551   $    7,213,796
                                                                                         ==============   ==============
                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                            For the Period
The following per share data and ratios have been derived                                                      March 27,
from information provided in the financial statements.                                                         1992++ to
                                                                              For the Year Ended October 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.46   $  13.85  $  16.76  $  14.27   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.18       1.20      1.20      1.21        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                       .15       1.66     (2.66)     2.59        .16
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.33       2.86     (1.46)     3.80        .82
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.91)      (.92)     (.98)    (1.00)      (.48)
                      Realized gain on investments--net                   (.09)        --+++   (.26)     (.10)        --
                      In excess of realized gains on
                      investments--net                                      --       (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.00)      (.96)    (1.24)    (1.10)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                      Investment income--net                              (.24)      (.28)     (.17)     (.19)      (.10)
                      Realized gain on investments--net                   (.03)        --+++   (.04)     (.02)        --
                      In excess of realized gains on
                      investments--net                                      --       (.01)       --        --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.14)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.27)      (.29)     (.21)     (.21)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.52   $  15.46  $  13.85  $  16.76   $  14.27
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.00   $ 13.625  $ 11.625  $ 15.875   $ 14.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.30%     26.09%   (20.23%)   14.51%      2.46%+++++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.76%     20.09%    (9.98%)   26.01%      3.97%+++++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .64%       .65%      .66%      .65%       .47%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .64%       .65%      .66%      .65%       .66%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.22%      5.55%     5.35%     5.35%      5.69%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $701,473   $698,512  $625,630  $757,138   $638,150
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $320,000   $320,000  $320,000  $320,000   $320,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 100.49%     59.71%    45.71%    39.93%     21.89%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,192   $  3,183  $  2,955  $  3,366   $  2,994
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    832   $  1,043  $  1,184  $  1,150   $    688
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    835   $  1,043  $  1,090  $  1,253   $    656
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    841   $  1,042  $  1,278  $  1,175   $    659
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    865   $    950  $  1,144  $  1,426   $    767
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    842   $    933  $  1,282  $  1,492   $    766
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on May 22, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 31, 1994.
                 +++Amount is less than $.01 per share.
               +++++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,297 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are offi-cers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $972,142,894 and $978,971,983, respectively.

Net realized and unrealized gains as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $  5,615,129    $59,262,988
Short-term investments                  3,007             --
Financial futures contracts         1,627,344             --
                                 ------------    -----------
Total                            $  7,245,480    $59,262,988
                                 ============    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $59,097,448, of which $59,247,383 related to appreciated securities and $149,935 related to depreciated securities. The aggregate cost of October 31, 1996 for Federal income tax purposes was $957,871,865.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 45,187,339. At October 31, 1996, total paid-in capital amounted to $634,751,837.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.425%; Series B, 3.425%; Series C, 3.43%; Series D, 3.74%; and Series E, 3.40%.

As of October 31, 1996, there were 12,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $411,822 as commissions.

5. Reorganization Plan:
On November 14, 1996, shareholders approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniYield Insured Fund II, Inc. in exchange for newly issued shares of the Fund. MuniYield Insured Fund II, Inc. is a registered, non-diversified, closed-end management investment company, with a similar investment objective to the Fund, and is managed by FAM.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078287 per share, payable on November 27, 1996, to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Insured Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period March 27, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gain distributions paid by the Fund during the year:

                                                  Payable          Short-Term     Long-Term
                                                   Date           Capital Gains  Capital Gains
Common Stock Shareholders                        12/28/95          $  .063251    $  .022448

Preferred Stock Shareholders:     Series A       11/30/95          $71.43        $25.35
                                  Series B       11/30/95          $71.38        $25.33
                                  Series C       11/30/95          $71.34        $25.32
                                  Series D       11/24/95          $65.06        $23.09
                                  Series E       11/24/95          $25.78        $ 8.51
                                                 11/30/95          $18.99        $ 6.57
                                                 12/07/95          $19.09        $ 7.59

Please retain this information for your records.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachussets 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachussets 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYI